Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events:

Amendments to Piraeus Bank S.A. secured loans: On January 26, 2026, the Company completed amendments to the existing secured loans with Piraeus Bank S.A. for the Tenthone Corp. (the Pyxis Karteria), the Dryone Corp. (the Konkar Ormi) and the Drythree Corp. (the Konkar Venture) relating to outstanding principal borrowings of $42,100 in the aggregate. The maturity of each loan was extended by six months, with an interest rate reduction to Term SOFR + 1.80%, representing a weighted average margin savings of 58 basis points in margin from the prior loan agreements. All other terms and conditions remain in full force and effect.

Ongoing $3,000 common share repurchase program: Subsequent to year-end December 31, 2025 through March 23, 2026, the Company acquired an additional 142,720 shares for $504 at an average price of $3.46 per share, exclusive of commissions. Thus, $2,294 remains under the current authorized buy-back program. As of such date, after giving effect to these repurchases and the cancellation of 1,000 previously granted but unvested shares upon the resignation of an employee, there were 10,275,139 PXS shares outstanding of which Mr. Valentis owned 58.5%.

Geopolitical developments affecting vessel transit: Subsequent to December 31, 2025, military conflict involving Iran disrupted vessel transit in and around the Strait of Hormuz. As of April 1, 2026, one of the Company’s tankers was awaiting charterer’s instructions regarding transit through the area. At the date of issuance of these Consolidated Financial Statements, the Company cannot predict the duration or financial effect of this matter.